                                                                    EXHIBIT 10.7


                              TERMINATION AGREEMENT
                              TO THE THIRD AMENDED
                      AND RESTATED STOCKHOLDERS' AGREEMENT


         Agreement dated as of October 4, 2002, by and among SpectraSite Holdings, Inc., a Delaware corporation (the "COMPANY"), and the parties set forth on the signature pages hereto terminating the Third Amended and Restated Stockholders' Agreement, dated as of April 20, 1999, as amended by Amendment No. 1, dated as of November 20, 2000, Amendment No. 2, dated as of December 14, 2000, and Amendment No. 3, dated as of March 31, 2001 (as so amended, the "STOCKHOLDERS' AGREEMENT"). Unless otherwise defined herein, capitalized terms shall have such meanings ascribed to them in the Stockholders' Agreement.

         WHEREAS, the parties hereto desire to terminate the Stockholders' Agreement; and

         WHEREAS, Section 18 of the Stockholders' Agreement provides that the Stockholders' Agreement may be amended or modified by an instrument in writing signed by the Company and holders of at least 60% of the voting power of the Capital Stock held by Stockholders; and

         WHEREAS, Section 18 of the Stockholders' Agreement requires the consent of any adversely affected party in order to amend the Stockholders' Agreement in a manner that limits the right of any party to designate members of the Company's Board of Directors (the "BOARD"); and

         WHEREAS, the parties to this Agreement constitute at least 60% of the voting power of the Capital Stock held by Stockholders and include all parties having a right to designate members of the Board.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein, the parties hereby agree as follows:

         1. Termination of the Stockholders' Agreement. The Stockholders' Agreement is hereby terminated in its entirety. From and after the date hereof, all rights and obligations of each party to the Stockholders' Agreement shall be terminated without further action by any party and the Stockholders' Agreement shall have no further force or effect.

         2. Counterparts. This Agreement may be executed by one or more of the parties hereto on any number of separate counterparts and all such counterparts shall be deemed to be one and the same instrument. Each party hereto confirms that any facsimile copy of such party's executed counterpart of this Agreement (or its signature page thereof) shall be deemed to be an executed original thereof.



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         3. Governing Law. This Agreement shall be governed by, and enforceable under, and construed in accordance with the laws of the State of Delaware, without regard to principles of conflicts of law of such state.














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         IN WITNESS WHEREOF, each of the parties hereto has executed this
Agreement, as of the day and year first above written.


                                    SPECTRASITE HOLDINGS, INC.

                                    By: /s/ STEPHEN H. CLARK
                                       -----------------------------------------
                                       Stephen H. Clark
                                       President and Chief Executive Officer











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                                    WELSH, CARSON, ANDERSON & STOWE VIII, L.P.

                                    By:   WCAS VIII Associates, L.L.C.,
                                          its General Partner

                                    By: /s/ JONATHAN RATHER
                                       -----------------------------------------
                                        Name:    Jonathan Rather
                                        Title:   Managing Member


                                    WCAS CAPITAL PARTNERS III, L.P.

                                    By:   WCAS CP III Associates, L.L.C.,
                                          its General Partner

                                    By: /s/ JONATHAN RATHER
                                       -----------------------------------------
                                        Name:    Jonathan Rather
                                        Title:   Managing Member


                                    WCAS INFORMATION PARTNERS, L.P.

                                    By: /s/ JONATHAN RATHER
                                       -----------------------------------------
                                        Name:    Jonathan Rather
                                        Title:   General Partner
                                                 Attorney-in-Fact







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                                    --------------------------------------------
                                                   KENNETH MELKUS

                                    PATRICK J. WELSH
                                    RUSSELL L. CARSON
                                    BRUCE K. ANDERSON
                                    THOMAS E. MCINERNEY
                                    ROBERT A. MINICUCCI
                                    LAWRENCE B. SORREL
                                    ANTHONY J. DE NICOLA
                                    PAUL B. QUEALLY
                                    ANDREW M. PAUL
                                    LAURA VANBUREN
                                    PRISCILLA A. NEWMAN


                                    By: /s/ JONATHAN RATHER
                                       -----------------------------------------
                                        Name:    Jonathan Rather
                                        Title:   Individually and
                                                 Attorney-in-Fact


                                    TRUST U/A DATED 11/26/84 FBO ERIC WELSH

                                    By:
                                       -----------------------------------------
                                        Name:    Carol Ann Welsh
                                        Title:   Trustee


                                    TRUST U/A DATED 11/26/84 FBO RANDALL WELSH

                                    By:
                                       -----------------------------------------
                                        Name:    Carol Ann Welsh
                                        Title:   Trustee


                                    TRUST U/A DATED 11/26/84 FBO JENNIFER WELSH

                                    By:
                                       -----------------------------------------
                                        Name:    Carol Ann Welsh
                                        Title:   Trustee





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




                                    SBC TOWER HOLDINGS LLC

                                    By: /s/ GREGORY L. GIBSON
                                       -----------------------------------------
                                        Name:    Gregory L. Gibson
                                        Title:   Vice President and Manager










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                                    TOWER PARENT CORP.


                                    By: /s/ TIMOTHY M. DONAHUE
                                       -----------------------------------------
                                        Name:    Timothy M. Donahue
                                        Title:   President












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                                    CIBC WG ARGOSY MERCHANT FUND 2, L.L.C.

                                    By: /s/ ANDREW R. HEYER
                                       -----------------------------------------
                                        Name:    Andrew R. Heyer
                                        Title:   Managing Member


                                    CO-INVESTMENT MERCHANT FUND 3, LLC

                                    By: /s/ ANDREW R. HEYER
                                       -----------------------------------------
                                        Name:    Andrew R. Heyer
                                        Title:   Managing Member


                                    CARAVELLE INVESTMENT FUND, L.L.C.

                                    By:  Caravelle Advisors, L.L.C.,
                                    its Investment Manager and Attorney-in-Fact


                                    By: /s/ ANDREW R. HEYER
                                       -----------------------------------------
                                        Name:    Andrew R. Heyer
                                        Title:   Managing Member






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                                    WHITNEY EQUITY PARTNERS, L.P.

                                    By:   Whitney Equity Partners, LLC,
                                          its General Partner

                                    By:
                                       -----------------------------------------
                                        Name:    Michael R. Stone
                                        Title:   Managing Member



                                    J.H. WHITNEY III, L.P.

                                    By:   J.H. Whitney Equity Partners III, LLC,
                                          its General Partner

                                    By:
                                       -----------------------------------------
                                        Name:    Michael R. Stone
                                        Title:   Managing Member



                                    WHITNEY STRATEGIC PARTNERS III, L.P.

                                    By:   J.H. Whitney Equity Partners III LLC,
                                          its General Partner

                                    By:
                                       -----------------------------------------
                                        Name:    Michael R. Stone
                                        Title:   Managing Member



                                    WHITNEY MEZZANINE FUND, L.P.

                                    By: Whitney Group, LLC,
                                        its General Partner

                                    By:
                                       -----------------------------------------
                                        Name:    Michael R. Stone
                                        Title:   Managing Member







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                                    /s/ STEPHEN H. CLARK
                                    --------------------------------------------
                                    STEPHEN H. CLARK


                                    /s/ DAVID P. TOMICK
                                    --------------------------------------------
                                    DAVID P. TOMICK















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